UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2024
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.
On December 11, 2024, the board of directors (the “Board”) of Editas Medicine, Inc. (the “Company”) approved the discontinuation of the clinical development of the Company's ex vivo renizgamglogene autogedtemcel (“reni-cel”) program (the “Discontinuation”) to treat sickle cell disease and transfusion-dependent beta thalassemia. In connection with the Discontinuation, the Board approved a reduction in the Company’s employee workforce by approximately 180 positions, or approximately 65% (the “Reduction”).
The Company is undertaking the Discontinuation and related Reduction to extend its cash runway and refocus resources on its in vivo pipeline development. The Company expects to substantially complete the Reduction by the end of June 2025. The cost savings from the Discontinuation of the clinical development of reni-cel, other cost containment measures, and the Reduction, are expected to extend the Company’s cash runway into the second quarter of 2027.
The Company expects to incur costs of approximately $55.0 million to $70.0 million related to the Discontinuation, as it completes the wind-down of various activities related to clinical development of reni-cel, including contract termination costs, impairment charges and non-cash charges, and may also incur additional costs not currently contemplated due to events that may occur as a result of or that are associated with the Discontinuation. The Company additionally expects to incur costs of approximately $14.0 million to $18.0 million related to the Reduction, primarily consisting of severance payments and employee benefit costs. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Reduction. The charges related to the Discontinuation and Reduction are expected to be substantially incurred through the end of June 2025, when the Discontinuation and related Reduction are expected to be substantially complete. A significant portion of the estimated charges are expected to result in future cash expenditures and have been contemplated in the Company’s cash runway into the second quarter of 2027. The estimated charges that the Company expects to incur are subject to a number of assumptions, and actual results may differ materially from these estimates.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As part of the Reduction, on December 11, 2024, the Company and Baisong Mei, Executive Vice President and Chief Medical Officer of the Company, agreed that Dr. Mei would step down as Chief Medical Officer effective December 31, 2024. Dr. Mei is entitled to severance benefits in connection with a termination without cause pursuant to the Company’s amended and restated severance benefits plan.
On December 11, 2024, each of Emma Reeve and Meeta Chatterjee, Ph.D. informed the Company of her intention to resign from the Board, each to be effective as of December 31, 2024. The resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Item 7.01 Regulation FD Disclosure
On December 12, 2024, the Company issued a press release announcing the strategic transition to being an in vivo gene editing company, a pivot to optimize its cost structure, extend its cash runway into the second quarter of 2027, and position the Company to accelerate its intent to achieve in vivo human proof of concept in approximately two years, a copy of which press release is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
The disclosure in Item 2.05 relating to the discontinuation of the clinical development of reni-cel, the reduction in force and the expected extension of the Company’s cash runway is incorporated herein by reference. On December 11, 2024, the Board also determined to end the previously announced process to partner or out-license reni-cel.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on December 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
This Report contains forward-looking statements and information within the meaning of The Private Securities Litigation Reform Act of 1995. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Report include statements regarding the expectations related to the costs, timing, and estimated financial impacts of the reduction in workforce, including the estimated expenditures associated with the reduction in workforce, and the potential impact of the discontinuation of the clinical development of reni-cel and reduction in employee workforce on the Company’s cash runway and operations. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: the Company’s ability to successfully implement the reduction in workforce; the actual charges in implementing the reduction in workforce; changes to the assumptions on the estimated charges associated with the reduction in workforce; and unintended consequences from the discontinuation of the clinical development of reni-cel and reduction in workforce. These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as updated by the Company’s subsequent filings with the Securities and Exchange Commission, and in other filings that the Company may make with the Securities and Exchange Commission in the future. Any forward-looking statements contained in this Report represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: December 12, 2024	By:	/s/ Gilmore O’Neill
Gilmore O’Neill
President and Chief Executive Officer